Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

Market Commentary Closing Price Per Share ($) In May, the U.S. leveraged loan market posted its strongest monthly performance in 17 months, gaining 1.55% and bringing the year-to-date return to 1.99%. The rally was driven by a risk-on tone, with lower-rated loans, including CCCs, outperforming. Prices recovered significantly, with the weighted average bid rising to 96.70 by May 31?up 229 basis points from the April 9 low? effectively returning to pre-Liberation Day levels. Investor sentiment shifted notably mid-month as retail outflows halted, ending a 10-week redemption streak. The share of loans priced at par or higher jumped to 27%, up from just 4% at the end of April, marking the first repricing wave since the sell-off. For context, 2025 began with a wave of repricing's totalling $150 billion in January, when approximately 65% of the loan market was priced at par or higher. Although new issuance activity picked up from April's lows, overall year-to-date volume lags the 2024 pace by 24%, at $179 billion, due to a sharp drop in refinancing's. New loans issued to finance M&A activity totals $66.8 billion in 2025, up 45% from this point last year. Defaults remained flat month over month, at 0.74% using Chapter 11 as the proxy and 4.36% when including distressed exchanges. May saw the CLO market bounce back strongly from the sell-off in April, with the reduction in political headline risk. While Equity trading volume slowed post Liberation Day, as there were no forced sellers, the reduction in NAV saw prices marked down significantly. However with the loan market rallying and the demand for long CLOs still being strong, we saw a significant pickup in trading volume in May. This trading led to a bounce back in CLO Equity prices, to the levels seen in March. Shorter Equity remains slightly cheaper here, as NAVs are not fully back to their Q1 level. Further up the capital structure we have also seen a rally. Almost all tranches are tighter on a 2 month basis, and some stronger BBs are back to their YTD tights. The one place where the rally back has been slightly slower is in AAAs where the primary tights have just gone below 1.30%, still >10 bps off the low of February. As such the new issue arbitrage is slightly challenged at the moment, providing another tailwind for secondary Equity. Ticker Symbol PDCC 22 Total Net Asset Value $125.18 million Net Asset Value Per Share $18.42 20 Closing Price Per Share $17.16 Premium / Discount -6.8% 18 Total Market Capitalization $116.63 million Current Dividend Yield 15.4% 16 Frequency of Payments Monthly 14 40% 35% 30% 25% 20% 15% 10% 5% 0% Moody's Rating 60% 50% 40% 30% 20% 10% 0% <70 70-80 80-90 90-95 95-97.5 97.5-100 >=100 Loan Market Price May 2025 Summary of Underlying Portfolio Price Distribution of Underlying Obligors1 Underlying Collateral Rating Distribution CLO Reinvestment End Date Distribution CLO Vintage Distribution % of Fund NAV % of Fund NAV A3 or higher Baa1 Baa2 Baa3 Ba1 Ba2 Ba3 B1 B2 B3 Caa1 Caa2 Caa3 Below CCC N/R % of Fund NAV % of Fund NAV Top 10 Obligor Exposure ASURION, LLC 0.7% TRANSDIGM INC. 0.5% COTIVITI, INC. 0.4% INEOS US FINANCE LLC 0.4% CLOUD SOFTWARE GROUP, INC. 0.4% QUIKRETE HOLDINGS, INC. 0.4% LBM ACQUISITION, LLC 0.4% WEC US HOLDINGS LTD. 0.4% ALLIED UNIVERSAL HOLDCO LLC 0.4% SEDGWICK CLAIMS MANAGEMENT SERVICES, INC. 0.4% Total 4.4% Top 10 Positions LCM 42 Ltd. 5.1% Signal Peak CLO 14 Ltd. 4.6% Dryden 120 CLO Ltd. 4.5% CQS US CLO 2023-3 Ltd. 4.5% Voya CLO 2025-1 Ltd. 4.3% RR 37 Ltd. 4.1% RR 19 Ltd. 4.0% Regatta XIX Funding Ltd. 3.2% AMMC CLO 24 Ltd. 3.1% LCM 39 Ltd. 3.0% Total 40.3% Top 10 CLO managers Apollo 12.5% LCM 8.2% Ares 7.3% Investcorp 4.9% Putnam 4.9% ORIX 4.6% PGIM 4.5% CQS 4.5% OakTree 4.4% Voya 4.3% Total 60.0% Top 10 Industry Exposure Software 8.7% Health Care Providers & Services 5.0% Hotels, Restaurants & Leisure 4.6% Chemicals 4.1% Professional Services 4.0% Media 3.9% Commercial Services & Supplies 3.7% Insurance 3.6% Building Products 3.0% Diversified Telecommunication Services 2.7% Total 43.4% Number of Unique Underlying Obligors 1,257 Number of Underlying Loans 1,771 12 Average Individual Obligor Exposure Aggregate Balance of Underlying Loans 0.08% $23.64 billion 10 Cash and Short Term Investments % of Fund 3.9% Currency: USD Exposure 100% Common Stock Data as of 5/31/2025 PDCC Stock Price Filed pursuant to Rule 497 File No. 333-275147 Rule 482ad PDCC LISTED NYSE

1 Calculated using market mid prices of loans in CLO portfolios, excluding bonds.

Past performance is not indicative of, or a guarantee of, future performance. Please review the important information and notes on page 2.
Totals may not always sum due to rounding.

1

Investors should consider Pearl Diver Credit Company Inc.’s (the “Company”) investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus contains this and other important information about the fund. Investors should read the Company’s prospectus and Securities and Exchange Commission (“SEC”) filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. The investment program of the Company is speculative and entails substantial risk, including the possible loss of principal. There can be no assurance that Company’s investment objectives will be achieved. An investment in the Company is not appropriate for all investors and is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. The Company invests a significant portion of its assets in CLO equity securities, which often involve risks that are different from or more acute than risks associated with other types of credit instruments. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

From time to time, the Company may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement is filed with the SEC is effective.

The information and its contents are the property of the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law.

Investor Contact: Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945

2